Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of December 31, 2012 by and between Jacksonville Bancorp, Inc., a Florida corporation (the “Company”), and the investors listed on the signature page(s) hereto (the “Investors”).

RECITALS

WHEREAS, this Agreement is made pursuant to an Amended and Restated Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of December 31, 2012, by and between the Company and each Investor;

WHEREAS, as contemplated by the Stock Purchase Agreement, and subject to the terms and conditions set forth therein, (a) the Investors have agreed to purchase from the Company, pursuant to a private placement by the Company, shares of the Company’s Mandatorily Convertible, Noncumulative, Nonvoting, Perpetual Preferred Stock, Series A, liquidation preference $1,000.00 per share (“Series A Preferred Shares”), which will mandatorily convert into shares (the “Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”) and nonvoting common stock, par value $0.01 (the “Nonvoting Common Stock”), upon approval by the Company’s shareholders of the issuance of the Shares upon Conversion (as defined below), and (b) the Company has agreed to issue and sell the Series A Preferred Shares to the Investors; and

WHEREAS, as a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement, the Company has agreed to enter into this Agreement in order to grant certain registration rights to the Investors, as set forth below.

NOW, THEREFORE, in consideration of the foregoing promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereto agree as follows:

SECTION 1.	GENERAL

1.1 (a) Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Agreement” has the meaning set forth in the recitals.

“Affiliate” of any Person means any other Person controlling, controlled by or under common control with such particular person or entity. The term “control” (including the terms “controlling”, “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Allowable Suspension Period” has the meaning set forth in Section 2.5.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“CapGen” means CapGen Capital Group IV LP, a Delaware limited partnership.

“Closing” means the Closing, as defined in the Stock Purchase Agreement.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Conversion” means the conversion of the shares of Series A Preferred Shares purchased under the Stock Purchase Agreement into the Shares.

“DTC” means The Depository Trust Company, or a successor clearing agency.

“Effective Date” means the date that the registration statement filed pursuant to Section 2.1(b) is first declared effective by the SEC.

“Effectiveness Deadline” means, with respect to the initial registration statement required to be filed pursuant to Section 2.1(b), the earlier of (i) the 60th calendar day following the Filing Date (or the 120th calendar day following the Filing Date in the event that such registration statement is subject to review by the SEC) and (ii) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review; provided that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Effectiveness Period” has the meaning set forth in Section 2.1(b).

“Event” has the meaning set forth in Section 2.1(b).

“Event Date” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or similar federal statute successor thereto, and the rules and regulations of the SEC promulgated thereunder, as in effect from time to time.

“Filing Date” means the earlier of (i) the Filing Deadline and (ii) the date on which the initial Mandatory Registration is filed with the SEC.

“Filing Deadline” has the meaning set forth in Section 2.1(b).

“Form S-1” means a registration statement on Form S-1 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC.

“Form S-3” means a registration statement on Form S-3 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial historical and future information by reference to other documents filed by the Company with the SEC, and upon which resales of securities may be registered.

“Holder” means any Investor and any transferee thereof, which holds directly of record or indirectly through a broker-dealer or securities clearing agency of record and following notice to the Company and a proper transfer of Shares, from time to time, Registrable Securities, provided that the Investor may transfer its rights under this Agreement to its Affiliates without notice or consent from the Company.

“Holder Affiliates” has the meaning set forth in Section 2.8(a).

“Investors” has the meaning set forth in the preamble.

“Liquidated Damages” has the meaning set forth in Section 2.1(b).

“Mandatory Registration” has the meaning set forth in Section 2.1(b).

“Misstatement” has the meaning set forth in Section 2.4(g).

“New Stock” means Common Stock or securities convertible into, or exchangeable or exercisable for Common Stock, or which have voting rights or participation features with Common Stock, offered in a public or nonpublic offering by the Company.

“Nonvoting Common Stock” has the meaning set forth in the preamble.

“Person” means any individual, corporation, partnership, sole proprietorship, joint venture, limited liability company, business trust, joint stock company, trust, association or unincorporated organization or any government or any agency or political subdivision thereof.

“Qualified Equity Offering” means a public or nonpublic offering of New Stock solely for cash and not pursuant to a Special Registration; provided, however, that none of the following offerings shall constitute a Qualified Equity Offering: (a) any offering pursuant to any stock purchase plan, dividend reinvestment plan, stock ownership plan, stock option or equity compensation or incentive plan or other similar plan where stock is being issued or offered to a trust, other entity or otherwise, or to or for the benefit of any employees, potential employees, officers or directors of the Company, or (b) any offering made as consideration pursuant to an acquisition or business combination (whether structured as a merger or otherwise), a partnership or joint venture or strategic alliance or investment by the Company or similar non-capital raising transaction (but not an offering to raise capital or monies to pay the purchase consideration for such an acquisition).

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

“Registrable Securities” means (a) the Series A Preferred Shares; (b) the Shares of Nonvoting Common Stock, (c) the Shares of Common Stock; (d) any other shares of Common Stock held by the Holders and purchased from the Company, whether directly, or indirectly through an underwriter or placement agent after the Closing; and (e) any Common Stock of the Company issued after the Closing as (or issuable upon the conversion or exercise of any warrant, right, preferred stock or other security which is issued after the Closing as) a dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to, or in exchange for or in replacement of, the Common Stock held by the Holders, provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public by a Holder either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.

“Registrable Securities then outstanding” shall be the number of shares determined by calculating the total number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to exercisable or convertible securities.

“Registration Expenses” shall mean all fees and expenses incurred by the Company relating to any registration, qualification or compliance pursuant to this Agreement (including any Mandatory Registration or Shelf Registration), including, without limitation, all registration and filing fees, exchange listing fees, transfer agent’s and registrar’s fees, cost of distributing prospectuses in preliminary and final form as well as any supplements thereto, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, Financial Industry Regulatory Authority fees, expenses of the Company’s independent accountants, and fees and expenses of underwriters (excluding discounts and commissions) and any other Persons retained by the Company, but shall not include the compensation of regular employees of the Company, which shall be paid in any event by the Company, and shall not include Selling Expenses, which shall be paid by the Holders. Notwithstanding the foregoing, Registration Expenses shall include the reasonable, documented, fees and expenses of one counsel chosen by the Holders of a majority of the Registrable Securities covered by such registration for such counsel rendering services customarily performed by counsel for selling shareholders that are submitted to the Company in writing.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the Securities and Exchange Commission or any successor agency.

“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the SEC staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, or similar federal statute successor thereto, and the rules and regulations of the SEC promulgated thereunder, as they each may, from time to time, be in effect.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

“Series A Preferred Shares” has the meaning set forth in the recitals.

“Shares” has the meaning set forth in the recitals.

“Shelf Registration” has the meaning set forth in Section 2.1(b).

“Shelf Termination Date” has the meaning set forth in Section 2.1(b).

“Special Registration” means the registration of (a) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or any successor or similar registration form under the Securities Act), (b) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, management, employees, potential employees, consultants, customers, lenders or vendors of the Company or its direct or indirect subsidiaries or in connection with dividend reinvestment or stock purchase plans, or (c) up to $10 million of shares of Common Stock offered to (or issuable upon the exercise of subscription rights offered to) existing holders of Company Common Stock, other than the Investors, on a pro rata basis within six months of the Closing.

“Stock Purchase Agreement” has the meaning set forth in the recitals.

“Suspension Period” has the meaning set forth in Section 2.5.

“Violation” has the meaning set forth in Section 2.9(a).

(b) Unless otherwise defined herein, capitalized terms shall have the same meanings as in the Stock Purchase Agreement.

SECTION 2.	REGISTRATION

2.1 Demand Registration and Shelf Registration.

(a) Subject to the conditions of this Section 2.1, so long as the Holders hold at least 25% of the Shares or shares of Common Stock resulting from such Shares by virtue of a stock split, stock dividend or distribution in respect of such purchase by the Holders as of the date hereof, if the Company shall receive a written request from the Holders that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Registrable Securities then outstanding or a lesser percent if the anticipated aggregate offering price based on the then-current market prices, net of underwriting discounts and commissions, would exceed $2,500,000, then the Company shall, within 10 days of the receipt thereof, give written confirmation of such request to the Holders, and subject to the limitations of this Section 2.1, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

(b) Mandatory Registration.

(i) The Company shall use its commercially reasonable best efforts to file by the 45th day following the Closing (such date, the “Filing Deadline”), with the SEC, a registration statement on Form S-3 or such other SEC form, including Form S-1, which the Company is eligible to use with respect to the resale from time to time, whether underwritten or otherwise, of the Registrable Securities by the Holders. The Company shall use Form S-3, if it is then eligible to use Form S-3 for the resale of the Holders’ shares of Common Stock. The Company shall use its commercially reasonable best efforts to promptly respond to all SEC comments, if any, related to such registration statement but in any event within two weeks of the receipt thereof, and shall use its commercially reasonable best efforts to obtain all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of the Holders’ Registrable Securities, including causing such registration statement to be declared effective by the SEC as soon as practicable after filing and no later than the Effectiveness Deadline. The registration contemplated by this Section 2.1(b) is referred to herein as the “Mandatory Registration.” The Mandatory Registration shall be filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect) (a “Shelf Registration”). So long as any such Shelf Registration is effective as required herein and in compliance with the Securities Act and is usable for resale of Registrable Securities, the Holders shall be entitled to demand any number of takedowns (including underwritten takedowns), provided that (i) the Registrable Securities requested to be included in such underwritten takedown constitute at least 25% of the Registrable Securities then outstanding or (ii) the anticipated aggregate offering price based on the then-current market prices, net of underwriting discounts and commissions, would exceed $2,500,000 from the Shelf Registration. In connection with any such takedown, the Company shall take all customary and reasonable actions that the Company would take in connection with an underwritten registration pursuant to Section 2.1(a) or Section 2.3 (including, without limitation, all actions referred to in Section 2.5 necessary to effectuate such sale in the manner determined by the Holders of at least a majority of the Registrable Securities to be included in such underwritten takedown). The Company shall use its commercially reasonable best efforts to cause the registration statement or statements filed hereunder to remain effective at all times until such date (the “Shelf Termination Date”) that is the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date that all Registrable Securities covered by such registration statement may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holder’s status as an Affiliate of the Company) for purposes of Rule 144 and without the requirement for compliance by the Company with the current public information requirements under Rule 144(c)(1) or, if applicable, Rule 144(i)(2), as determined by counsel to the Company (the “Effectiveness Period”). In the event the Mandatory Registration must be effected on Form S-1 or any similar long-form registration as the Company may elect or is required to use, such registration shall nonetheless be filed as a Shelf Registration and the Company shall use all commercially reasonable best efforts to keep such registration current and effective, including by filing periodic post-effective amendments to update the information therein, including the financial statements contained in such registration statement in accordance with Regulation S-X and other SEC rules promulgated under the Securities Act until the Shelf Termination Date. The Company shall not include in the Mandatory Registration any securities which are not Registrable Securities without the prior written consent of the Holders of at least a majority of the Registrable Securities included in such registration. The Company shall request effectiveness of a Registration Statement as of 5:00 P.M. New York City time on a Business Day. The Company shall promptly notify the Holders via facsimile or electronic mail in a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 A.M. New York City time on the first Business Day after the Effective Date, file a final Prospectus with the SEC, as required by Rule 424(b).

(ii) Notwithstanding the registration obligations set forth in this Section 2.1(b), in the event the SEC informs the Company that all of the Registrable Securities then outstanding cannot, as a result of the application of Rule 415 of the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable best efforts to file amendments to the initial registration statement as required by the SEC and/or (ii) withdraw the initial registration statement and file a new registration statement, in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3, Form S-1 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or new registration statement, the Company shall be obligated to use its commercially reasonable best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such registration statement will be reduced on a pro rata basis among the beneficial holders of the Registrable Securities. In the event the Company amends the initial registration statement or files a new registration statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable best efforts to file with the SEC, as promptly as allowed by SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3, Form S-1 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended, or the new registration statement.

(iii) If: (i) the initial registration statement required to be filed pursuant to Section 2.1(b) is not filed with the SEC on or prior to the Filing Deadline, or (ii) the initial registration statement required to be filed pursuant to Section 2.1(b) is not declared effective by the SEC (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline (any such failure an “Event,” and the date on which such Event occurs, an “Event Date” for purposes of this Section 2.1(b)(iii)), then in addition to any other rights the Holders may have hereunder or under applicable law, on each Event Date, the Company shall pay one time to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 1% of the purchase price paid in cash for any Registrable Securities held by such Holder on the Event Date. For the avoidance of doubt, in the event that the number of Registrable Securities is limited as a result of Rule 415 of the Securities Act (as contemplated by Section 2.1(b)(ii) above), the initial registration statement shall be deemed filed and effective on the date such registration statement is filed with the SEC and declared effective by the SEC, respectively, even though, notwithstanding the Company’s commercially reasonable best efforts, the SEC staff declines to permit the registration statement to include all the Registrable Securities. The parties agree that notwithstanding anything to the contrary herein or in the Stock Purchase Agreement, no Liquidated Damages shall be payable if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company. With respect to an Investor, the Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the registration statement on a timely basis results from the failure of such Investor to timely provide the Company with information requested by the Company and necessary to complete the registration statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended for such Investor only).

(iv) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(c) Notwithstanding any other provision of this Section 2.1 or Section 2.2, if the managing underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise the Holders of Registrable Securities which would otherwise be included in such underwritten registration or takedown off the registration statement, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration or takedown, as applicable.

(d) Other than any Mandatory Registration required pursuant to Section 2.1(b), the Company may include in any registration pursuant to Section 2.1(a) other securities for sale for its own account or for the account of any other Person; provided that, if the managing underwriter for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the Registrable Securities to be sold by the Holders shall be included in such registration before any securities proposed to be sold for the account of the Company or any other Person.

2.2 Piggyback Registrations.

(a) The Company shall notify each Holder who holds Registrable Securities that are not subject to an effective registration statement in writing at least 10 Business Days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (whether in connection with a public offering of securities by the Company, a public offering of securities by shareholders of the Company, or both, but excluding any registration relating to an offering that is not a Qualified Equity Offering or which is a Special Registration, or a registration on any registration form that does not permit resales of securities) and in any event including a registration resulting from obligations arising out of any other registration rights agreement to which the Company is a party, and shall afford each such Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within five (5) Business Days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state such Holder’s desire to include all or a part of the Registrable Securities held by such Holder that are not subject to an effective registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b) Underwriting. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise in such notice the Holders who hold Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of the Registrable Securities such Holder desires to include in such registration in the underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

Notwithstanding any other provision of this Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of Shares to be underwritten in a registration statement pursuant to this Section 2.2, the number of Shares that may be included in such underwriting shall be allocated first to the Company; second, to all Holders who are entitled to participate and who have elected to participate in the offering pursuant to the terms of this Agreement, on a pro rata basis based upon the total number of Shares held by each such participating Holder that are subject to piggyback registration rights pursuant hereto; and third, to any other shareholder of the Company on a pro rata basis.

If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least 10 calendar days prior to the effective date of the registration statement or in the case of a registration statement on Form S-3 or similar short-form registration statement, by the close of business on the first Business Day after the public notice of an offering or if the offering is publicly announced at the beginning of a Business Day, 4:00 P.M. Eastern Time on such day.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration, without the consent of the Holders, whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.3.

2.3 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. The obligation of the Company to bear Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended. All Selling Expenses incurred shall be borne by the Holders of the Shares so registered pro rata on the basis of the number of Shares so registered. Notwithstanding the foregoing, the Holders and not the Company shall be required to pay and reimburse the Company for any Registration Expenses of any registration proceeding begun pursuant to Section 2.1(a), the request of which has been subsequently withdrawn by the Holders, unless (a) the Company has requested the Holders to withdraw such request or the Company and the Holders of a majority of Registered Securities requesting such registration determine that such request should be withdrawn or (b) the withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed prior to the request for registration or that the Company had not otherwise notified the Holders of at the time of such request for registration.

If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the Holders of Registrable Securities requesting such registration in proportion to the number of Registrable Securities for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.1(a).

2.4 Obligations of the Company. In the case of a Mandatory Registration and whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

(a) In the case of a Mandatory Registration, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the one counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to or correct any information pertaining to the Holders that is contained therein, and the Company shall make any changes with respect to, and in reliance upon, information regarding the Holders reasonably requested by such counsel to such documents prior to filing, and notify each Holder of the effectiveness of each registration statement filed hereunder.

(b) In the case of all registration statements other than a Mandatory Registration Statement, prepare and file with the SEC a registration statement, and all amendments and supplements thereto and related prospectuses and issuer free writing prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use all commercially reasonable best efforts to cause such registration statement to become effective, provided that, before filing a registration statement or prospectus or any amendments or supplements thereto and issuer free writing prospectuses, the Company shall furnish to the counsel selected by the Holders of a majority of Registrable Securities covered by such registration statement copies of all such documents proposed to be filed and give such counsel a reasonable opportunity to review and comment on such documents before they are filed and the opportunity to object to or correct any information pertaining to the Holders that is contained therein, and the Company shall make any changes reasonably requested by such counsel with respect to and in reliance upon, information regarding the Holders to such documents prior to filing, notify in writing each Holder of the effectiveness of each registration statement filed hereunder, and, upon the request of the holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days or, if earlier, until the Holder or Holders have completed the distribution related thereto, or, a period ending on the earlier of (i) the date on which all Registrable Securities included in the registration statement shall have been sold or shall have otherwise ceased to be Registrable Securities and (ii) the date that all Registrable Securities covered by such registration statement may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holder’s status as an Affiliate of the Company), and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company.

(c) Provide to each Holder a copy of any disclosure regarding the plan of distribution or the selling Holders, in each case, with respect to such Holder, at least two (2) Business Days in advance of any filing with the SEC of any registration statement or any amendment or supplement thereto that includes such information.

(d) Furnish to the selling Holders such number of copies of a prospectus, including a preliminary prospectus, and each amendment and supplement thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(e) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

(f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement.

(g) Promptly notify each Holder who holds Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event (but such notice shall not contain any material non-public information regarding the Company or any other public company) as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made (a “Misstatement”) and the Company shall promptly prepare and file with the SEC (and furnish to each such Holder a reasonable number of copies of) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(h) Use its commercially reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a “comfort” letter dated as of such date, from the independent registered public accountants of the Company, in form and substance as is customarily given by independent registered public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(i) Promptly notify each Holder who holds Registrable Securities covered by such registration statement in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, and use its commercially reasonable best efforts promptly to obtain the withdrawal of such order.

(j) Prior to the termination of registration rights in connection with all of the outstanding Registrable Securities held by Holders other than CapGen and other Affiliates of the Company, the Company shall not grant to any Person other than CapGen the right to request the Company to register any shares of Common Stock for resale in a registration statement on Form S-1 or Form S-3 (or a similar short-form registration statement) without the consent of Holders holding a majority of Registrable Securities. Following the termination of the registration rights provided to holders of all Registrable Securities except CapGen and other Affiliates of the Company, the Company shall not grant to any other Person other than CapGen the right to request the Company to register any shares of Common Stock for resale in a registration statement on Form S-1 or Form S-3 (or a similar short-form registration statement) without CapGen’s prior written consent, except as expressly may be permitted by the Stock Purchase Agreement or this Agreement. Nothing herein is intended to affect or modify any Holder’s rights under the Initial Investment Agreement or the related registration rights agreement.

(k) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of Registrable Securities (whether through DTC, book-entry or physical certificates), which certificates shall be free, to the extent permitted under law, of all restrictive legends except as required by DTC, if applicable, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Registrable Securities in certificated form and free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker or other broker with DTC as directed by such Holder.

(l) The Company shall otherwise use commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(m) The Company shall use commercially reasonable best efforts to list the Shares of Common Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed or traded.

2.5 Suspension of Sales. Upon receipt of written notice from the Company that a registration statement or prospectus contains a Misstatement, each Holder who holds Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed (a “Suspension Period”), and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. No single Suspension Period shall exceed 30 consecutive days and, during any 365-day period, the aggregate of all Suspension Periods shall not exceed an aggregate of 60 days (each Suspension Period complying with this provision being an “Allowable Suspension Period”). In addition, the Allowable Suspension Period shall also include up to 30 days in each case where an amendment to the registration statement on Form S-1 is required to update such registration statement, subject to a 15 day further extension if such amendment is reviewed by the SEC, in each case, solely as a result of the filing of periodic reports and current reports under the Exchange Act.

2.6 Termination of Registration Rights. A Holder’s registration rights shall expire and terminate if all Shares held by such Holder (and its Affiliates, partners, members and former members) may be sold without volume or manner of sale restrictions under Rule 144 (after taking into account any Holders’ status as an Affiliate of the Company as determined by the Company), and without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1), or, if applicable, Rule 144(i)(2), as determined by counsel to the Company. In no event shall this Agreement terminate as to a Holder that is an Affiliate of the Company prior to the expiration of three months after such Holder ceased to be an Affiliate of the Company, and provided further that at least one year has elapsed since such Holder acquired the Shares from the Company or from an Affiliate of the Company.

2.7 Delay of Registration; Furnishing Information.

(a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1 or Section 2.2 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1(a) (except that any expenses in connection with such registration or attempted registration shall be Registration Expenses) if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.1(a).

2.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, affiliates, employees and investment advisors of each Holder (collectively, “Holder Affiliates”), and each Person, if any, who controls such Holder and Holder Affiliates within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, liabilities, actions, inquiries and proceedings, including any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action, inquiry or proceeding (collectively, “Losses”), as incurred, to which they may become subject under the Securities Act, or the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, except to the extent that such untrue statement or alleged untrue statement is based solely upon information provided in writing by such Holder expressly for use therein, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, except to the extent that such omission or alleged omission occurred solely in reliance upon and in conformity with information provided in writing by such Holder expressly for use therein or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law which is not otherwise covered by clause (i) or (ii) above; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the prior written consent of the Company.

(b) To the extent permitted by law and provided that such Holder is not entitled to indemnification pursuant to Section 2.8(a) above with respect to such matter, each Holder that is selling shares of Common Stock pursuant to the registration statement (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each Person, if any, who controls the

Company within the meaning of the Securities Act or the Exchange Act, against any Losses to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any (i) untrue statement or alleged untrue statement of a material fact regarding such Holder provided in writing by such Holder expressly for use in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments, supplements or free writing prospectuses thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case to the extent (and only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment, supplement or free writing prospectuses thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the selling Holders from whom indemnity is sought; provided, that, (x) each Holder’s indemnification obligations in this Section 2.8(b) shall be individual and several, and not joint, for each selling Holder and (y) in no event shall the aggregate of all indemnification payments by any Holder under this Section 2.8(b) exceed the net proceeds received by such Holder from the offering giving rise to the Loss.

(c) Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any claim or action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses of such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, except to the extent such failure to give notice has a material adverse effect on the ability of the indemnifying party to defend such action.

(d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such Loss, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder will be obligated to contribute pursuant to this Section 2.8(d) will be limited to an amount equal to the per share offering price (less any underwriting discount and commissions) multiplied by the number of shares of Common Stock sold by such Holder pursuant to the registration statement in connection with the sales of Shares of Common Stock giving rise to the Loss (less the aggregate amount of any amount which such Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control; provided that the indemnification provisions of the Holders in any underwriting agreement may not conflict with the provisions of this Section 2.8 without the consent of the Holders.

(f) The obligations of the Company and the Holders under this Section 2.8 shall survive the completion of any offering or sale of shares of Common Stock pursuant to a registration statement under this Section 2, and otherwise. The indemnity and contribution agreements contained in this Section 2.8 are in addition to any liability that an indemnifying party may have to an indemnified party.

2.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, including Rule 144(c)(1), and, if applicable, comply with Rule 144(i)(2) at all times after the effective date of this Agreement;

(b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder promptly upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.	MISCELLANEOUS

3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including any transferees of any shares of Registrable Securities). In addition, whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders as such shall be for the benefit of, and enforceable by, any subsequent Holder. Nothing in this Agreement, express or implied, is intended to, or shall confer upon any Person other than the parties hereto or their respective successors and assigns (including any transferees of any shares of Registrable Securities) or any subsequent Holder any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its conflicts of laws rules.

3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Titles, etc. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Herein, the singular shall include the plural and vice versa, any reference to gender shall include any genders and the words “include”, “including” and derivations thereof shall mean without limitation, whether by enumeration or otherwise.

3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate, or by delivery with a reliable overnight delivery service by three (3) days’ advance written notice to the other parties.

3.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then subject to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of any Registrable Securities then outstanding and the Company.

3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by any Holders which are Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused and this Agreement to be executed by their respect undersigned officers thereto duly authorized as of the date set forth in the first paragraph hereof.

JACKSONVILLE BANCORP, INC.

By:	/s/ Stephen C. Green
	Name:	Stephen C. Green
	Title:	President & CEO

Address:	100 North Laura Street, Suite 1000, Jacksonville, Florida 32202 Attention: Stephen C. Green

[Signature Page to Registration Rights Agreement]

INVESTOR

CAPGEN CAPITAL GROUP IV LP

By:	/s/ John R. Caughey
	Name:	John R. Caughey
	Title:	Vice President and Chief Financial Officer

Address:	CapGen Capital Group IV LP
c/o CapGen Financial
1185 Avenue of the Americas
Suite 2000
New York, New York 10036

INVESTOR

CAPGEN CAPITAL ADVISERS LLC

By:	/s/ John R. Caughey
	Name:	John R. Caughey
	Title:	Vice President and Chief Financial Officer

Address:	CapGen Capital Advisers LLC
c/o CapGen Financial
1185 Avenue of the Americas
Suite 2000
New York, New York 10036

[Signature Page to Registration Rights Agreement]

INVESTOR

/s/ Eugene Ludwig
Eugene Ludwig

Address:	c/o CapGen Financial
1185 Avenue of the Americas
Suite 2000
New York, New York 10036

INVESTOR

Ithan Creek Investors II USB, LLC
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

[Signature Page to Registration Rights Agreement]

INVESTOR

Bay Pond Partners, L.P.
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

INVESTOR

Bay Pond Investors, USB, LLC
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

[Signature Page to Registration Rights Agreement]

INVESTOR

Ithan Creek Investors USB, LLC
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

INVESTOR

Wolf Creek Partners, L.P.
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

[Signature Page to Registration Rights Agreement]

INVESTOR

Wolf Creek Investors USB, LLC
(Name of Investor)

By: Wellington Management Company, LLP, as investment adviser

By:	/s/ Gregory S. Konzal
	Name:	Gregory S. Konzal
	Title:	Vice President and Counsel

Address:	Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02210
Attn: Steven M. Hoffman

INVESTOR

TFO FINANCIAL INSTITUTIONS RESTRUCTURING FUND LLC
(Name of Investor)

By: TFO FINANCIAL INSTITUTIONS RESTRUCTURING FUND SPC AS MANAGING MEMBER

By:	/s/ Matthew B. Hansen
	Name:	Matthew B. Hansen
	Title:	Director
	Date:	November 27, 2012

Address:	TFO Financial Institutions Restructuring Fund LLC
555 Fifth Avenue, 6th Floor
New York, NY 10017
United States of America

[Signature Page to Registration Rights Agreement]

INVESTOR

Sutherland Asset I, LLC
(Name of Investor)

By:	/s/ Thomas Buttacavoli
	Name:	Thomas Buttacavoli
	Title:	Authorized Signature

Address:	Sutherland Asset I, LLC
c/o Waterfall Asset Management, LLC
1140 Avenue of America, 7th Floor
New York, NY 10036

INVESTOR

BP MASTER FUND, LP
(Name of Investor)

By:	Boston Provident Administration Inc.
	Its:	Investment Manager

By:	/s/ Orin S. Kramer
	Name:	Orin S. Kramer
	Title:	President

Address:	Boston Provident Administration, Inc.
717 Fifth Avenue
NY, NY 10022

[Signature Page to Registration Rights Agreement]

INVESTOR

Malta Partners, L.P.
(Name of Investor)

By:	SOAM Holdings, LLC
Its: General Partner

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

INVESTOR

Malta Hedge Fund, L.P.
(Name of Investor)

By:	SOAM Holdings, LLC
Its: General Partner

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

[Signature Page to Registration Rights Agreement]

INVESTOR

Malta Hedge Fund II, L.P.
(Name of Investor)

By:	SOAM Holdings, LLC
Its: General Partner

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

INVESTOR

Malta Offshore, Ltd.
(Name of Investor)

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Director

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

[Signature Page to Registration Rights Agreement]

INVESTOR

SOAM Capital Partners, L.P.
(Name of Investor)

By:	SOAM Venture Holdings, LLC
Its: General Partner

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

INVESTOR

SOAM Phoenix Partners, L.P.
(Name of Investor)

By:	SOAM Holdings, LLC
Its: General Partner

By:	/s/ Terry Maltese
	Name:	Terry Maltese
	Title:	Managing Member

Address:	c/o Sandler O’Neill Asset Management, LLC 150 East 52nd Street, 30th Floor New York, NY 10022

[Signature Page to Registration Rights Agreement]

INVESTOR

MOORS AND MENDON MASTER FUND LP
(Name of Investor)

By:	/s/ Anton Schutz
	Name:	Anton Schutz
	Title:	Managing Member Mendon GP LLC, GP to the Moors Mendon Master Fund LP

Address:	c/o Meridian Fund Services 65 Front Street, 6th Floor Hamilton Bermuda HM12

Mailing:	c/o Mendon Capital Advisors 150 Allens Creek Road Rochester, NY 14618

INVESTOR

John Markham Green
(Name of Investor)

By:	/s/ John Markham Green
	Name:	John Markham Green

Address:	15 East 91st New York, NY 10128

[Signature Page to Registration Rights Agreement]